                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       LINCOLN NATIONAL INCOME FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       N/A
       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       /A
       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       N/A
       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       N/A
       ----------------------------------------------------------------------

    5) Total fee paid:

       N/A
       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       N/A
    ----------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

       N/A
    ----------------------------------------------------------------------------
    3) Filing Party:

       N/A
    ----------------------------------------------------------------------------
    4) Date Filed:

       N/A
    ----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       N/A
       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       /A
       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       N/A
       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       N/A
       ----------------------------------------------------------------------

    5) Total fee paid:

       N/A
       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       N/A
    ----------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

       N/A
    ----------------------------------------------------------------------------
    3) Filing Party:

       N/A
    ----------------------------------------------------------------------------
    4) Date Filed:

       N/A
    ----------------------------------------------------------------------------

                       LINCOLN NATIONAL INCOME FUND, INC.
               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS:

The Joint Annual Meeting of Stockholders of LINCOLN NATIONAL INCOME FUND, INC. ("LNIF") and LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. ("LNCSF") (each individually, a "Fund") will be held at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois, on Friday, May 5, 2000 at 10:00 a.m. (CDT), for the following purposes.

   1. To elect two directors for each Fund to hold office until their successors are elected and qualified.

   2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for each Fund for the fiscal year ending December 31, 2000.

   3. To transact such other business as may properly come before the meeting or any adjournments thereof.

   Stockholders of record at the close of business on March 16, 2000 are entitled to vote at the meeting.

                                By order of the Board of Directors of each Fund,


                                /s/ Eric E. Miller
                                ----------------------------
                                Eric E. Miller
                                Secretary

March 27, 2000

                             YOUR VOTE IS IMPORTANT

     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN
               AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                       LINCOLN NATIONAL INCOME FUND, INC.
               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                              ONE COMMERCE SQUARE
                        PHILADELPHIA, PENNSYLVANIA 19103

                                PROXY STATEMENT
          Joint Annual Meeting of Stockholders to be held May 5, 2000


   The Board of Directors of Lincoln National Income Fund, Inc. ("LNIF") and Lincoln National Convertible Securities Fund, Inc. ("LNCSF") (each individually, a "Fund") is soliciting proxies for use at the Joint Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 5, 2000, at 10:00 a.m.
(CDT) at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois, or at any adjournment of that meeting.

Each Fund's most recent annual report was previously mailed to shareholders. Each Fund will furnish, without charge, a copy of its annual report to a Stockholder upon request made to Delaware Service Company, Inc. ("DSC"), the Funds' administrator, 1818 Market Street, Philadelphia, Pennsylvania 19103, or by calling 1-800-523-1918.

The purpose of the Annual Meeting is to consider the Proposals listed on the accompanying Notice. The Board of Directors of each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with the Proxy Statement, whether or not you intend to be present at the Annual Meeting. It is important that you provide voting instructions promptly to help ensure a quorum for the Annual Meeting.

A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. If the proxy is not revoked, the shares represented by such proxy will be voted according to the instructions on the Proxy Card or, if not marked, the proxies will vote "FOR" each Proposal. The proxies will also be authorized to vote in their discretion on any other matters which may properly come before the Annual Meeting. If you sign and return a Proxy Card, you may still attend the Annual Meeting and vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Annual Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Annual Meeting.

The amount of votes of each Fund that are needed to approve the Proposals varies. The voting requirements are described within each Proposal. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Annual Meeting. They will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval. Because the two Proposals presented are considered to be "routine" voting items, the Funds do not expect to recognize broker non-votes.

In the event that a quorum is not present or if sufficient votes are not received for the adoption of any Proposal, management may propose an adjournment or adjournments of the Annual Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Annual Meeting in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

   Stockholders of record at the close of business on March 16, 2000 will be entitled to vote at the meeting or any adjournment thereof. On that date, the LNIF had 7,114,831 shares of Common Stock and 40,000 shares of Variable Term Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Each share of Common Stock and Preferred Stock will be entitled to one vote at the meeting. On that date, LNCSF had 6,372,225 shares of Common Stock outstanding and entitled to vote.

   This proxy statement and accompanying Proxy Card are being mailed on or about April 3, 2000. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of each Fund or regular employees of the Funds' investment advisor (the "Advisor"), and/or employees of DSC or employees of the Funds' stock transfer agent, Equiserve, First Chicago Division. The Funds' Advisor is Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne, Indiana 46802. Delaware Management Company, One Commerce Square, Philadelphia, Pennsylvania 19103, serves as sub-advisor (the "Sub-Advisor") to LNCSF.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

   The Board of Directors of each Fund has implemented a staggered Board consisting of three Classes of Directors. The seven directors of each Fund have been divided into three separate Classes as follows: two directors constituting Class 1 directors have a term of office until this 2000 Annual Meeting and until their successors are elected and qualified; two directors constituting Class 2 directors have a term of office until the 2001 annual meeting of stockholders and until their successors are elected and qualified; and three directors constituting Class 3 directors have a term of office until the 2002 annual meeting of stockholders and until their successors are elected and qualified. The directors in each Class are set forth below.

         CLASS OF DIRECTORS           NAMES OF DIRECTORS
         ------------------           ------------------
              Class 1:                Adela Cepeda and Roger J. Deshaies
              Class 2:                Richard M. Burridge and Thomas N. Mathers
              Class 3:                Thomas L. Bindley, Daniel R. Toll and
                                      H. Thomas McMeekin

    At each annual meeting of stockholders, directors will be elected to succeed the Class of directors whose terms expire at that meeting, and each newly elected director will serve for a three-year term and until their successors are elected and qualified. Subject to the limitations imposed by the Investment Company Act of 1940, as amended ("1940 Act"), a vacancy which occurs during a term may be filled by the Board. A replacement selected by the Board will serve the remainder of the vacated term until the annual meeting of stockholders at which that Class of directors is up for election and until his or her successor is elected and qualified.

   Pursuant to the LNIF's Articles of Incorporation, five of the directors are to be elected by the holders of the outstanding shares of the Common Stock and Preferred Stock voting together as a single class, and two of the directors are to be elected solely by the holders of the shares of Preferred Stock. Last year, Messrs. Burridge and Mathers were elected solely by the holders of Preferred Stock. The Board of Directors has nominated Ms. Cepeda to be the director elected solely by the holders of Preferred Stock at this Annual Meeting; Mr. Burridge, a Class 2 director, will continue to serve as the second LNIF Board member elected solely by the holders of Preferred Stock. There is no Preferred Stock for LNCSF.

   Except as otherwise directed on the Proxy Card, the persons named as proxies will vote "FOR" the election of the nominees for directors listed below. Under Maryland law, the nominees receiving a plurality of the votes cast at the meeting will be elected.Each of the nominees has consented to be a nominee and to serve as a director if elected. In the event that any of the nominees should become unavailable for election as a director, the persons named in the accompanying proxy intend to vote for such substitute as the Board of Directors of each Fund may select.

                        CLASS 1 DIRECTORS FOR EACH FUND
                      TO BE ELECTED AT THIS ANNUAL MEETING

                                                                                    COMMON STOCK
                                                                                    BENEFICIALLY
   NAME, AGE, POSITION WITH THE FUND, BUSINESS EXPERIENCE                             OWNED AT
       DURING THE PAST FIVE YEARS AND DIRECTORSHIPS                               DECEMBER 31, 1999*
--------------------------------------------------------------------------------------------------------------
DIRECTOR TO BE ELECTED BY HOLDERS OF PREFERRED STOCK OF LNIF
AND BY HOLDERS OF COMMON STOCK OF LNCSF.
---------------------------------------------------------------------------------------------------------------
ADELA CEPEDA (41), Director of the Funds (since 1992); President,                LNIF:          3,912
A. C. Advisory, Inc. (since 1995); Commissioner, Chicago Public Building
Commission (since 1992); Director and Vice President, Harvard Club of            LNCSF:         3,777
Chicago (since 1986).
---------------------------------------------------------------------------------------------------------------
DIRECTOR TO BE ELECTED BY HOLDERS OF COMMON STOCK AND
PREFERRED STOCK OF LNIF AND BY HOLDERS OF COMMON STOCK
OF LNCSF.
---------------------------------------------------------------------------------------------------------------
ROGER J. DESHAIES (50), Director of the Funds (since 1992); Senior Vice          LNIF:          2,328
President, Finance, Brigham and Women's Hospital (Harvard Medical School
teaching affiliate) (1998 - Present); Corporate Director, Partners Health        LNCSF:         2,317
System (since 1998); Senior Vice President, Finance, Parkview HealthSystem
(1990 - 1998); Director (1995 - 1998) and prior thereto President and
Chairman (1993 - 1995), Hospital Laundry Services, Inc.; Director, Signature
Care, Inc. (1992 - 1998); Director and Treasurer, Pine Valley Country Club
(1993 - 1998).
---------------------------------------------------------------------------------------------------------------


                        CLASS 2 DIRECTORS FOR EACH FUND
                     (Term Expires at 2001 Annual Meeting)
         (These Directors are NOT being elected at this Annual Meeting)

                                                                                    COMMON STOCK
                                                                                    BENEFICIALLY
   NAME, AGE, POSITION WITH THE FUND, BUSINESS EXPERIENCE                             OWNED AT
       DURING THE PAST FIVE YEARS AND DIRECTORSHIPS                               DECEMBER 31, 1999*
--------------------------------------------------------------------------------------------------------------
RICHARD M. BURRIDGE (71), Director of the Funds (since 1986);                    LNIF:          22,887
Chairman (1996 - 2000), prior thereto President (1986 - 1996), The
Burridge Group, Inc. (investment management); Consultant, Cincinnati             LNCSF:          5,923
Financial Corporation; Chairman of the Board, Fort Dearborn Income
Securities, Inc.
--------------------------------------------------------------------------------------------------------------
THOMAS N. MATHERS (86), Director of the Funds (since 1986); Vice                 LNIF:           3,333
President and Director, OFC Meadowood and Retirement Community
(since 1989).                                                                    LNCSF:          1,000
--------------------------------------------------------------------------------------------------------------

                        CLASS 3 DIRECTORS FOR EACH FUND
                     (Term Expires at 2002 Annual Meeting)
         (These Directors are not being elected at this Annual Meeting)

                                                                                    COMMON STOCK
                                                                                    BENEFICIALLY
   NAME, AGE, POSITION WITH THE FUND, BUSINESS EXPERIENCE                             OWNED AT
       DURING THE PAST FIVE YEARS AND DIRECTORSHIPS                               DECEMBER 31, 1999*
--------------------------------------------------------------------------------------------------------------
THOMAS L. BINDLEY (56), Director of the Funds (since 1998);                      LNIF:          4,100
President, Bindley Capital Corporation (since 1998); Executive Vice
President and Chief Financial Officer, Whitman Corporation (1992 - 1998);        LNCSF:         5,000
Director, Midas, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------
H. THOMAS McMEEKIN** (47), President (since 1994) and Director (since            LNIF:          3,002
1990) of the Funds; Executive Vice President and Chief Investment Officer
- Fixed Income, Delaware Investments (since 1999); President (since              LNCSF:         1,194
1994), prior thereto Executive Vice President (1992) and Director (since
1991), Lincoln Investment Management Inc.; Executive Vice President and
Chief Investment Officer (since 1994), prior thereto Senior Vice President
(1992 - 1994) of Lincoln National Corporation; Director, The Lincoln
National Life Insurance Company (since 1994), Delaware Management
Holdings, Inc., Lincoln National Investment Companies, Inc., and Vantage
Global Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
DANIEL R. TOLL (73), Director of the Funds (since 1986); Director, Kemper        LNIF:          4,685
Insurance Companies, and Wiss, Janncy, Elstner Associates, Inc.; Trustee,
INEX Insurance Exchange; Director, Brown Shoe Company, Inc. (until 1999),        LNCSF:         1,000
Mallinckrodt, Inc. (until 1999), Nicer, Inc. (until 1999), A. P. Green
Industries, Inc. (until 1998).
--------------------------------------------------------------------------------------------------------------


-----------
 * The shares beneficially owned by each of the directors do not exceed 1.0% of the outstanding shares of Common Stock of either Fund. Each director has sole voting and investment authority over the shares shown, except as follows. The shares of LNIF listed for Ms. Cepeda include 550 shares indirectly owned by Ms. Cepeda. The shares listed for Mr. Deshaies include 1,066 shares of LNIF stock and 1,530 shares of LNCSF stock held in trust. The shares listed for Mr. McMeekin include 200 shares of LNIF stock held in trust. No director owns any shares of Preferred Stock of LNIF.

** Mr. McMeekin is an "interested person" of the Funds (as defined in the 1940
   Act). He is President of the Advisor, and also an executive officer of Lincoln National Corporation, of which the Advisor is a wholly owned subsidiary. Mr. McMeekin acquired shares of common stock of Lincoln National Corporation in the ordinary course of business during 1999, but those transactions involved substantially less than 1.0% of the outstanding shares of the common stock of Lincoln National Corporation.

   As of December 31, 1999, the directors and officers of the LNIF as a group beneficially owned 46,177 shares of LNIF and the directors and officers of LNCSF as a group beneficially owned 22,524 shares of LNCSF, each representing less than 1.0% of the shares of Common Stock outstanding of each Fund. No directors or officers held any shares of Preferred Stock of LNIF.

   The members of the nominating, audit and joint transaction committees consist of all of the directors except Mr. McMeekin who, as noted above, is an "interested person" of the Funds. The nominating committee recommends nominees for directors and officers for consideration by the full Board of each Fund. The nominating committee does not solicit suggestions for nominees for the Board of Directors of each Fund, but suggestions accompanied by detailed biographical data will be considered if sent to the Secretary of each Fund by the date set forth under "Date for Stockholder Proposals" below. The audit committee makes recommendations to the full Board of each Fund with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engage ment and matters having a material effect upon each Fund's financial operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the joint transaction committee is responsible for reviewing any investments in private placement securities by each Fund in which affiliates of the Advisor are also investing. The Board of Directors of each Fund met five times during the year ended December 31, 1999. In addition, the audit and nominating committee of each Fund met two times and the joint transaction committee of LNIF met five times.

   During the year ended December 31, 1999, all of the directors attended 75% or more of the aggregate meetings of the Board of Directors and the Board committees of which such directors were members and were eligible to attend, with the exception of Mr. Burridge.

   The executive officers of each of the Funds, other than those shown above, are: David A. Berry (54), Senior Vice President since 1992 for LNIF and 1993 for LNCSF; Eric E. Miller (46), Secretary since 1999; and Michael P. Bishof (37), Treasurer since January, 2000. In addition, David C. Fischer (42) has been a Senior Vice President of LNIF since 1995 and Robert D. Schwartz (41) has been a Senior Vice President of LNCSF since 1993. Mr. Berry has been a Vice President of the Advisor since 1987. Mr. Fischer has been a Vice President of the Advisor since 1992. Mr. Schwartz has been Portfolio Manager and Vice President of the Sub-Advisor since March, 2000 and of LNCSF's former sub-advisor, Lynch & Mayer, since 1993. The executive officers of the Funds are elected annually by each Fund's Board of Directors.

                     COMPENSATION OF DIRECTORS AND OFFICERS

   LNIF pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $8,000 per year and LNCSF pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $7,000 per year. Each Fund pays a $500 fee for attendance at each Board meeting and at each audit committee or nominating committee meeting which occurs separately from a Board meeting, a $250 fee for attendance at each joint transaction committee meeting and reimburses directors for any reasonable travel expenses incurred to attend each meeting. The Funds pay no other remuneration to their directors and officers. In addition, the Funds provide no pension or retirement benefits to their directors and officers.

   The following table shows compensation for the independent directors of each of LNIF and LNCSF for the year ended December 31, 1999:

                          YEAR ENDED DECEMBER 31, 1999

                                                                   TOTAL
                                  AGGREGATE      AGGREGATE     COMPENSATION
                                COMPENSATION    COMPENSATION     FROM FUND
NAME                             FROM LNIF(1)   FROM LNCSF(2)    COMPLEX(3)
----                            -------------   -------------  ------------
Thomas L. Bindley                   $9,750        $7,750         $17,500
Richard M. Burridge                  8,250         6,750          15,000
Adela Cepeda                         9,750         7,750          17,500
Roger J. Deshaies                    9,750         7,750          17,500
Thomas N. Mathers                    9,750         7,750          17,500
Daniel R. Toll                       9,500         7,750          17,250

---------------
(1) Includes a director's fee of $8,000 per year, a $500 fee for attendance at each Board meeting and at each audit committee or nominating committee meeting which occurs separately from a Board Meeting and a $250 fee for attendance at each joint transaction committee meeting.

(2) Includes a director's fee of $7,000 per year, a $500 fee for attendance at each Board meeting and at each audit committee or nominating committee meeting which occurs separately from a Board meeting and a $250 fee for attendance at each joint transaction committee meeting.

(3) This information represents the aggregate directors' fees paid to the independent directors by both Funds.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

   The Board of Directors of each of LNIF and LNCSF by the unanimous vote of the directors (including those directors who are not "interested persons") have selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as auditors for each Fund for the fiscal year ending December 31, 2000, and the stockholders are asked to ratify this selection. PricewaterhouseCoopers or its predecessors have served as independent auditors of each Fund since 1993.

   A representative of PricewaterhouseCoopers will attend the Annual Meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

Required Approval. The affirmative vote of a majority of votes cast at the meeting is required for ratification.

                 THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS
                     THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Each Fund's executive officers, directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Advisor are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to each Fund. Based solely on a review of copies of such reports furnished to each Fund through the date hereof, or written representations that no reports were required, each Fund believes that during fiscal 1999 the filing requirements applicable to the above-mentioned persons were met.

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

   As of the record date, March 16, 2000, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, was the owner of record of 4,384,602 shares (62%) of the outstanding Common Stock of LNIF, and the owner of record of 5,627,517 shares (88%) of the outstanding Common Stock of LNCSF. With respect to the outstanding Preferred Stock of LNIF, as of the record date Merrill Lynch, P.O. Box 45000, New Brunswick, NJ 08945 was the owner of record of 26,700 shares (67%) and CIBC World Markets Corp., One World Financial Center, 200 Liberty Street, New York, NY 10281 was the owner of record of 11,000 shares (27.5%). Other than as reported herein, the Funds have no knowledge of beneficial ownership of their shares.

                         DATE FOR STOCKHOLDER PROPOSALS

   Any stockholder proposals intended to be presented at the next Annual Meeting and be included in the proxy statement and proxy of a Fund must be in proper form and must be received on or before December 5, 2000. Any stockholder proposals intended to be presented at the next Annual Meeting, but not to be included in the proxy statement and proxy of a Fund, must be in proper form and must be received on or before January 12, 2001. All such proposals should be sent to the Secretary of the Fund, One Commerce Square, Philadelphia, Pennsylvania 19103. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

   The Board of Directors of LNIF and LNCSF do not know of any other matter or business that may be brought before the meeting. However, if any such matter or business properly comes before the meeting, it is intended that the persons named as proxies in the enclosed Proxy Card will vote in accordance with their best judgment.

                                              /s/ Eric E. Miller
                                              ----------------------------
                                              Eric E. Miller
                                              Secretary

Dated March 27, 2000


             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                                   --------------------------------------
                                   Lincoln National Income Fund, Inc.

                                   Lincoln National Convertible
                                   Securities Fund, Inc.







                                   --------------------------------------

                                   --------------------------------------

                                   --------------------------------------



                                   PROXY STATEMENT

                                   Notice of Joint
                                   Annual Meeting of Shareholders
                                   --------------------------------------
                                   May 5, 2000

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Thomas McMeekin and Eric E. Miller or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Stockholders of the Fund indicated on this form to be held at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois, on Friday, May 5, 2000 at 10:00 A.M. (CDT), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.


BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.
TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Date____________________________, 2000

--------------------------------------------------------------------------------

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Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)




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1.       To elect the following nominees as Directors of the Fund.

                  1)       Adela Cepeda
                  2)       Roger J. Deshaies







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If you checked "For All Except," write the withheld nominee's name above.


Please vote by checking ( ) the appropriate boxes below.


FOR                     WITHHOLD            FOR ALL
ALL                       ALL                EXCEPT

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2.       To ratify the selection of PricewaterhouseCoopers L.L.P. as
         Independent Auditors for the Fund for the fiscal year ending December 31, 2000


FOR                     AGAINST             ABSTAIN

|_|                       |_|                 |_|

LINCOLN NATIONAL INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Thomas McMeekin and Eric E. Miller or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Stockholders of the Fund indicated on this form to be held at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois, on Friday, May 5, 2000 at 10:00 A.M. (CDT), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.


BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.
TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Date____________________________, 2000

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--------------------------------------------------------------------------------
Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

1.       To elect the following nominees as Directors of the Fund.

                  1)       Adela Cepeda*
                  2)       Roger J. Deshaies



* Only the holders of Variable Term Preferred Stock may vote for this nominee.





---------------------------------------------------------------------------
If you checked "For All Except," write the withheld nominee's name above.


Please vote by checking ( ) the appropriate boxes below.


FOR                      WITHHOLD          FOR ALL
ALL                       ALL               EXCEPT

|_|                       |_|                 |_|





2. To ratify the selection of PricewaterhouseCoopers L.L.P. as Independent Auditors for the Fund for the fiscal year ending December 31, 2000


FOR                     AGAINST             ABSTAIN

|_|                       |_|                 |_|